_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  October 28, 1996


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 1996, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1996-A8, Mortgage Pass-Through Certificates, Series 1996-L).


                           CWMBS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-08389          95-4449516
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

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Item 5.   Other Events.
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Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1996-L.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1996-L, Lehman Brothers Inc. ("Lehman"), as the underwriter of the Class A Certificates, has prepared certain materials (the "Lehman Computational Materials") for distribution to its potential investors and PaineWebber Incorporated ("PaineWebber"), as the underwriter of the Class B-1, Class B-2 and Class B-3 Certificates, has prepared certain materials (the "PaineWebber Computational Materials") for distribution to its investors. Although the Company provided Lehman and PaineWebber with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Lehman Computational Materials or the PaineWebber Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Lehman Computational Materials and the PaineWebber Computational Materials, listed as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, are filed on Form SE dated October 28, 1996.

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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 9, 1996 and the prospectus supplement dated October 28, 1996, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1996-L.


Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Lehman Computational Materials.
          (filed on Form SE dated October 28, 1996).

     99.2 PaineWebber Computational Materials.
          (filed on Form SE dated October 28, 1996).



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.



                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President


Dated:  October 28, 1996


                                Exhibit Index
                                -------------


Exhibit                                                                Page
-------                                                                ----

99.1      Lehman Computational Materials.
          (filed on Form SE dated October 28, 1996).

99.2      PaineWebber Computational Materials.
          (filed on Form SE dated October 28, 1996).